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                                                                    EXHIBIT 10.4

                     SIXTH SUPPLEMENT TO PURCHASE AGREEMENT

     THIS SIXTH SUPPLEMENT TO PURCHASE AGREEMENT dated as of September 10, 2001 (this "Supplement"), is made by:

     o TransTexas Gas Corporation, a Delaware corporation (herein called "Grantor"),

     o Mirant Americas Energy Capital, LP, formerly named Southern Producer Services, L.P. ("SPS"),

     o TCW DR VI Investment Partnership, L.P. ("Fund VI"), acting through its agent, TCW Asset Management Company (SPS and Fund VI are herein collectively called, "Grantee"), and

     o TCW Asset Management Company, as Agent on behalf of Fund VI (in such capacity, "Funds Agent").

                                    RECITALS

     1. Grantor, SPS, TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. ("Fund V"), Fund VI and Funds Agent have heretofore entered into that certain Purchase Agreement dated as of March 14, 2000 (herein, as heretofore amended or supplemented, called the "Original Purchase Agreement"), and, as contemplated therein, Grantor has, by means of a Production Payment Conveyance dated as of the same date (herein, as heretofore amended or supplemented, called the "Original Conveyance"), conveyed to SPS, Fund V and Fund VI the "Production Payment" as therein defined, burdening interests of Grantor in certain oil and gas properties.

     2. Effective as of December 1, 2000, Fund V assigned all of its right, title, and interest under the Original Conveyance to SPS pursuant to that certain Conveyance of Interest in Production Payment dated as of February 7, 2001.

     3. As contemplated in the Original Purchase Agreement, Grantor now desires to supplement and amend the Original Conveyance in consideration of the payment by SPS of an additional Purchase Price Payment, as more fully described below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, Grantor, SPS, Fund VI, and Funds Agent hereby agree as follows:

                     ARTICLE I - Definitions and References

     Section 1.1. Defined Terms and References. As used herein, the terms "Original Conveyance", "Original Purchase Agreement", "Grantor", "SPS", "Fund V", "Fund VI", "Grantee" and "Funds Agent" have the meanings given them above. Reference is also made to